SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                  ----------

                                   FORM T-1

             Statement of Eligibility and Qualification Under the
                 Trust Indenture Act of 1939 of a Corporation
                         Designated to Act as Trustee


                        U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

      United States                                         41-0417860
(State of Incorporation)                                 (I.R.S. Employer
                                                       Identification No.)

         U.S. Bank Trust Center
         180 East Fifth Street
         St. Paul, Minnesota                                     55101
(Address of Principal Executive Offices)                      (Zip Code)



                          Fleet Home Equity Loan, LLC
            (Exact name of registrant as specified in its charter)


      United States                                          04-3544150
(State of Incorporation)                                  (I.R.S. Employer
                                                        Identification No.)

         100 Federal Street
         Boston, Massachusetts                                  02110
(Address of Principal Executive Offices)                      (Zip Code)


               Asset-Backed Certificates and Asset-Backed Notes
                      (Title of the Indenture Securities)

                                    GENERAL

1.   General Information Furnish the following information as to the Trustee.
     -------------------

     (a) Name and address of each examining or supervising authority to which it is subject.
               Comptroller of the Currency
               Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.
               Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

     See Note following Item 16.

     Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

     1.   Copy of Articles of Association.*

     2.   Copy of Certificate of Authority to Commence Business.*

     3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

     4.   Copy of existing By-Laws.*

     5.   Copy of each Indenture referred to in Item 4. N/A.

     6.   The consents of the Trustee required by Section 321(b) of the act.

     7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

*Incorporated by reference to File Number 333-30939.

                                     NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.




                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 10th day of April, 2001.

                                            U.S. BANK NATIONAL ASSOCIATION



                                            /s/ S. Christopherson
                                            ----------------------------------
                                            S. Christopherson
                                            Vice President





/s/ Eve D. Kaplan
--------------------------
Eve D. Kaplan
Assistant Secretary

                                   EXHIBIT 6

                                    CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  April 10, 2001


                                            U.S. BANK NATIONAL ASSOCIATION


                                            /s/ S. Christopherson
                                            -----------------------------------
                                            S. Christopherson
                                            Vice President

RC-01.A      RCFD0081 Cash and Noninterest-bearing Balances            3985411
RC-01.B      RCFD0071 Interest-bearing Balances                          12133
RC-02.A      RCFD1754 Securities Held-to-Maturity                            0
RC-02.B      RCFD1773 Securities Available-for-sale                    4294532
RC-03        RCFD1350 Fed Funds Sold & Secs Purchased                   108145
RC-04.A      RCFD2122 Loans and Leases                                66274245
RC-04.B      RCFD3123 LESS: Allowance for Loan and Lease Lo             979414
RC-04.C      RCFD3128 LESS: Allocated Transfer Risk Reserve                  0
RC-04.D      RCFD2125 Net Loans & Leases (Total)                      65294831
RC-05        RCFD3545 Trading Assets                                     78143
RC-06        RCFD2145 Premises and Fixed Assets                         526992
RC-07        RCFD2150 Other REO                                          39866
RC-08        RCFD2130 Investments in Unconsolidated Subsidi             638208
RC-09        RCFD2155 Customers' Liability on Acceptances               187135
RC-10        RCFD2143 Intangible Assets                                4680106
RC-11        RCFD2160 Other Assets                                     2177621
RC-12        RCFD2170 Total Assets                                    82023123
RC-13.A      RCON2200 Deposits: Domestic Offices                      51456929
RC-13.A.1    RCON6631 Domestic Deposits: Noninterest-bearin           15696185
RC-13.A.2    RCON6636 Domestic Deposits: Interest-bearing             35760744
RC-13.B      RCFN2200 Deposits: Foreign Offices                        2035838
RC-13.B.1    RCFN6631 Foreign Deposits: Noninterest-bearing                  0
RC-13.B.2    RCFN6636 Foreign Deposits: Interest-bearing               2035838
RC-14        RCFD2800 Fed Funds Purchased & Secs Sold                  2007939
RC-15.A      RCON2840 Demand Notes to US Treasury                       412686
RC-15.B      RCFD3548 Trading Liabilities                                81395
RC-16.A      RCFD2332 Other Borrowed Money: Maturity < 1yr             5406425
RC-16.B      RCFDA547 Other Borrowed Money: Mat. 1-3 YRS               3839985
RC-16.C      RCFDA548 Other Borrowed Money: Maturity > 3yr             1867594
RC-18        RCFD2920 Bank's Liability on Acceptances                   187135
RC-19        RCFD3200 Subordinated Notes and Debentures                2442450
RC-20        RCFD2930 Other Liabilities                                1633116
RC-21        RCFD2948 Total Liabilities                               71371492
RC-23        RCFD3838 Perpetual Preferred Stock & Surplus                    0
RC-24        RCFD3230 Common Stock                                      310004
RC-25        RCFD3839 Surplus                                          6467394
RC-26.A      RCFD3632 Undivided Profits/Capital Reserves               3860806
RC-26.B      RCFD8434 Unrealized holding gain(loss) secur.               13748
RC-26.C      RCFD4336 Accm net gains(loss) on cash flow hedges               0
RC-27        RCFD3284 Foreign Currency Translation Adjustme               -321
RC-28        RCFD3210 Total Equity Capital                            10651631
RC-29        RCFD3300 Total Liabs, Pref. Stck, & Equity Cap           82023123
RC-M.1       RCFD6724 Auditor memo                                         N/A
RCA1.A       RCFD0022 Consolidated Bank: Cash                          3723638
RCA1.A.B     RCON0020 Domestic Offices: Cash Items In Colle            2930181
RCA1.B.B     RCON0080 Domestic Offices: Cash                            776737
RCA2.A.A     RCFD0083 Consolidated Bank: Due from US Branch                  0
RCA2.B       RCON0082 Domestic Offices: Due from US Deposit             125392
RCA2.B.A     RCFD0085 Consolidated Bank: Due from Other Dep             125397
RCA3.A.A     RCFD0073 Consolidated Bank: Due from Foreign U                  0
RCA3.B       RCON0070 Domestic Offices: Due from Foreign Ba              19707
RCA3.B.A     RCFD0074 Consolidated Bank: Due from Other For              29471
RCA4.A       RCFD0090 Due from Fed Reserve Banks                        119038
RCA4.B       RCON0090 Domestic Offices: Due from Fed Reserv             119038
RCA5.A       RCFD0010 Domestic Offices - Total                         3997544
RCA5.B       RCON0010 Consolidated Bank - Total                        3971055
RCAM.1       RCON0050 Non-Int bearing bals due from US Bnks             121090
RCB1.A       RCFD0211 Held: Cost: US Treasury Securities                     0
RCB1.B       RCFD0213 Held: Value: US Treasury Securities                    0
RCB1.C       RCFD1286 Sale: Cost: US Treasury Securities                297691
RCB1.D       RCFD1287 Sale: Value: US Treasury Securities               300590
RCB2.A.A     RCFD1289 Held: Cost: Obligations US agencies                    0
RCB2.A.B     RCFD1290 Held: Value: Obligations US agencies                   0
RCB2.A.C     RCFD1291 Sale: Cost: Obligations US agencies               163214
RCB2.A.D     RCFD1293 Sale: Value: Obligations US agencies              166603
RCB2.B.A     RCFD1294 Held: Cost: Obligations US sponsored                   0
RCB2.B.B     RCFD1295 Held: Value: Obligations US sponsored                  0
RCB2.B.C     RCFD1297 Sale: Cost: Obligations US sponsored                2724
RCB2.B.D     RCFD1298 Sale: Value: Obligations US sponsored               2743
RCB3.A.A     RCFD1676 Held: Cost: General Obligations                        0
RCB3.A.B     RCFD1677 Held: Value: General Obligations                       0
RCB3.A.C     RCFD1678 Sale: Cost: General Obligations                   913311
RCB3.A.D     RCFD1679 Sale: Value: General Obligations                  930075
RCB3.B.A     RCFD1681 Held: Cost: Revenue Obligations                        0
RCB3.B.B     RCFD1686 Held: Value: Revenue Obligations                       0
RCB3.B.C     RCFD1690 Sale: Cost: Revenue Obligations                   102193
RCB3.B.D     RCFD1691 Sale: Value: Revenue Obligations                  103606
RCB3.C.A     RCFD1694 Held: Cost: Industrial Obligations                     0
RCB3.C.B     RCFD1695 Held: Value: Industrial Obligations                    0
RCB3.C.C     RCFD1696 Sale: Cost: Industrial Obligations                     0
RCB3.C.D     RCFD1697 Sale: Value: Industrial Obligations                    0
RCB4.A.1.A   RCFD1698 Held: Cost: Security Guaranteed GNMA                   0
RCB4.A.1.B   RCFD1699 Held: Value: Security Guaranteed GNMA                  0
RCB4.A.1.C   RCFD1701 Sale: Cost: Security Guaranteed GNMA               96713
RCB4.A.1.D   RCFD1702 Sale: Value: Security Guaranteed GNMA              97532
RCB4.A.2.A   RCFD1703 Held: Cost: Security Issued FNMA                       0
RCB4.A.2.B   RCFD1705 Held: Value: Security Issued FNMA                      0
RCB4.A.2.C   RCFD1706 Sale: Cost: Security Issued FNMA                 2231339
RCB4.A.2.D   RCFD1707 Sale: Value: Security Issued FNMA                2230843
RCB4.A.3.A   RCFD1709 Held: Cost: Other Pass-Through Secs                    0
RCB4.A.3.B   RCFD1710 Held: Value: Other Pass-Through Secs                   0
RCB4.A.3.C   RCFD1711 Sale: Cost: Other Pass-Through Secs                 3694
RCB4.A.3.D   RCFD1713 Sale: Value: Other Pass-Through Secs                3632
RCB4.B.1.A   RCFD1714 Held: Cost: Issued/Guar. FNMA, Etc.                    0
RCB4.B.1.B   RCFD1715 Held: Value: Issued/Guar. FNMA, Etc.                   0
RCB4.B.1.C   RCFD1716 Sale: Cost: Issued/Guar. FNMA, Etc.                97108
RCB4.B.1.D   RCFD1717 Sale: Value: Issued/Guar. FNMA, Etc.               93805
RCB4.B.2.A   RCFD1718 Held: Cost: Collateralized MBS -FNMA                   0
RCB4.B.2.B   RCFD1719 Held: Value: Collateralized MBS -FNMA                  0
RCB4.B.2.C   RCFD1731 Sale: Cost: Collateralized MBS -FNMA                   0
RCB4.B.2.D   RCFD1732 Sale: Value: Collateralized MBS -FNMA                  0
RCB4.B.3.A   RCFD1733 Held: Cost: All Other MBS                              0
RCB4.B.3.B   RCFD1734 Held: Value: All Other MBS                             0
RCB4.B.3.C   RCFD1735 Sale: Cost: All Other MBS                              0
RCB4.B.3.D   RCFD1736 Sale: Value: All Other MBS                             0
RCB5.A.A     RCFD1737 Held: Cost: Other Domestic Debt Sec.                   0
RCB5.A.B     RCFD1738 Held: Value: Other Domestic Debt Sec.                  0
RCB5.A.C     RCFD1739 Sale: Cost: Other Domestic Debt Sec.                2609
RCB5.A.D     RCFD1741 Sale: Value: Other Domestic Debt Sec.               2610
RCB5.B.A     RCFD1742 Held: Cost: Foreign Debt Securities                    0
RCB5.B.B     RCFD1743 Held: Value: Foreign Debt Securities                   0
RCB5.B.C     RCFD1744 Sale: Cost: Foreign Debt Securities                 7745
RCB5.B.D     RCFD1746 Sale: Value: Foreign Debt Securities                7745
RCB6.A.C     RCFDA510 Sale: Cost: Securities Mutual Funds                   73
RCB6.A.D     RCFDA511 Sale: Value: Securities Mutual Funds                  58
RCB6.B.C     RCFD1752 Sale: Cost: Other Equity Securities               354690
RCB6.B.D     RCFD1753 Sale: Value: Other Equity Securities              354690
RCB7.A       RCFD1754 Total Held-to-maturity - Amort Cost                    0
RCB7.B       RCFD1771 Total Held-to-maturity - Fair Value                    0
RCB7.C       RCFD1772 Total Avail-for-sale - Amort Cost                4273104
RCB7.D       RCFD1773 Total Avail-for-sale - Fair Value                4294532
RCBM.1       RCFD0416 Pledged                                          3574846
RCBM.2.A.1   RCFDA549 Memoranda: Non-Mort Debt < 3 MO                   184910
RCBM.2.A.2   RCFDA550 Memoranda: Non-Mort Debt 3-12 MO                  171027
RCBM.2.A.3   RCFDA551 Memoranda: Non-Mort Debt 1-3 YRS                  372084
RCBM.2.A.4   RCFDA552 Memoranda: Non-Mort Debt 3-5 YRS                  290440
RCBM.2.A.5   RCFDA553 Memoranda: Non-Mort Debt 5-15 YRS                 473815
RCBM.2.A.6   RCFDA554 Memoranda: Non-Mort Debt > 15 YRS                  21696
RCBM.2.B.1   RCFDA555 Memoranda: Mort Pass Thru < 3 MO                   63083
RCBM.2.B.2   RCFDA556 Memoranda: Mort Pass Thru 3-12 MO                  36799
RCBM.2.B.3   RCFDA557 Memoranda: Mort Pass Thru 1-3 YRS                  39261
RCBM.2.B.4   RCFDA558 Memoranda: Mort Pass Thru 3-5 YRS                  72564
RCBM.2.B.5   RCFDA559 Memoranda: Mort Pass Thru 5-15 YRS                595315
RCBM.2.B.6   RCFDA560 Memoranda: Mort Pass Thru > 15 YRS               1524985
RCBM.2.C.1   RCFDA561 Memoranda: Other Mort-backed < 3 YRS                  13
RCBM.2.C.2   RCFDA562 Memoranda: Other Mort-backed > 3 YRS               93792
RCBM.2.D     RCFDA248 Memoranda: Tot Debt < 1 YR                        213385
RCBM.7       RCFD1778 Amortized Cost Held Securities Sold                    0
RCBM.9.A     RCFD8782 Structured Notes - Amortized Cost                    600
RCBM.9.B     RCFD8783 Structured Notes - Fair Value                        541
RCC01.A      RCFD1410 Consolidated RE Loans                           25409323
RCC01.A.B    RCON1415 Domestic Const/Development Loans                 4421435
RCC01.B.B    RCON1420 Domestic Secured by Farmland                      121452
RCC01.C.1B   RCON1797 Domestic Secured by 1-4  Revolving               2654535
RCC01.C.2A   RCON5367 Domestic Secured by 1-4  Other                   3533707
RCC01.C.2B   RCON5368 Domestic Secured by 1-4  Other                   4857155
RCC01.D.B    RCON1460 Domestic Secured by 5+                           1113555
RCC01.E.B    RCON1480 Domestic Secured by Nonfarm Nonreside            8707484
RCC02.A.B    RCON1505 Domestic to US Coml Banks                          52454
RCC02.A1.A   RCFD1506 Consolidated to US Branches of Forei                   0
RCC02.A2.A   RCFD1507 Consolidated to Other US Coml Banks                52454
RCC02.B.A    RCFD1517 Consolidated  to Other Dep'y in US                117081
RCC02.B.B    RCON1517 Domestic  to Other Dep'y in US                    117081
RCC02.C.B    RCON1510 Domestic  to Foreign Banks                         13401
RCC02.C1.A   RCFD1513 Consolidated to For Branches US Bank                   0
RCC02.C2.A   RCFD1516 Consolidated to Foreign Banks                      13401
RCC03.A      RCFD1590 Consolidated  to Farmers                         1186480
RCC03.B      RCON1590 Domestic to Farmers                              1186480
RCC04.A.A    RCFD1763 Consolidated US Coml                            23104629
RCC04.A.B    RCON1763 Domestic US Coml                                23026096
RCC04.B.A    RCFD1764 Consolidated non-US Coml                          144578
RCC04.B.B    RCON1764 Domestic non-US Coml                               46127
RCC05.A.A    RCFD1756 Consolidated Accep's of US Banks                       0
RCC05.A.B    RCON1756 Domestic Accep's of US Bank                            0
RCC05.B.A    RCFD1757 Consolidated Accep's of Foreign Banks                  0
RCC05.B.B    RCON1757 Domestic Accep's of Foreign Banks                      0
RCC06.A.A    RCFD2008 Consolidated Credit Cards                        5718724
RCC06.B      RCON1975 Domestic Consumer                                7753122
RCC06.B.A    RCFD2011 Consolidated Other Consumer                      2034398
RCC07.A      RCFD2081 Consolidated Loans to For Govts                     2426
RCC07.B      RCON2081 Domestic Loans to For Govts                         2157
RCC08.A      RCFD2107 Consolidated Obligations US                       959057
RCC08.B      RCON2107 Domestic Obligations US                           959057
RCC09.A      RCFD1563 Consolidated Other                               3435592
RCC09.A.B    RCON1545 Domestic Loans for Securities                     519582
RCC09.B.B    RCON1564 Domestic Other                                   2916010
RCC10.A.A    RCFD2182 Consolidated US Leases                           4093708
RCC10.B      RCON2165 Domestic Leases                                  4096102
RCC10.B.A    RCFD2183 Consolidated For Leases                             2394
RCC11.A      RCFD2123 LESS: Consolidated Unearned Income                     0
RCC11.B      RCON2123 LESS: Domestic Unearned Income                         0
RCC12.A      RCFD2122 Total Loans & Leases (Consolidated)             66274245
RCC12.B      RCON2122 Total Loans & Leases (Domestic)                 66096992
RCCM.3.A.1   RCONA564 Memo: Loans Secd by Real Est < 3 MO               232409
RCCM.3.A.2   RCONA565 Memo: Loans Secd by Real Est 3-12 MO              632598
RCCM.3.A.3   RCONA566 Memo: Loans Secd by Real Est 1-3 YRS              145447
RCCM.3.A.4   RCONA567 Memo: Loans Secd by Real Est 3-5 YRS              216399
RCCM.3.A.5   RCONA568 Memo: Loans Secd by Real Est 5-15 YRS             987015
RCCM.3.A.6   RCONA569 Memo: Loans Secd by Real Est > 15 YRS            1285987
RCCM.3.B.1   RCFDA570 Memo: Other Loans/Leases < 3 MO                 37830174
RCCM.3.B.2   RCFDA571 Memo: Other Loans/Leases 3-12 MO                 2867728
RCCM.3.B.3   RCFDA572 Memo: Other Loans/Leases 1-3 YRS                 6418977
RCCM.3.B.4   RCFDA573 Memo: Other Loans/Leases 3-5 YRS                 6058988
RCCM.3.B.5   RCFDA574 Memo: Other Loans/Leases 5-15 YRS                6996309
RCCM.3.B.6   RCFDA575 Memo: Other Loans/Leases > 15 YRS                2207997
RCCM.3.C     RCFDA247 Memo: Tot Remg Loans/Leases < 1 YR              15252140
RCCM.3.D     RCONA577 Memo: Non-Farm/Res Loans/Leases > 5YR            7424684
RCCM.3.E     RCFDA578 Memo: Comm/Indust > 3 YRS                        9551511
RCCM.4       RCFD2746 Loans to fin. comm. real est., constr            1862422
RCCM.5       RCFD5369 Loans & leases held for sale                      534204
RCCM.6       RCON5370 Adj. rate closed-end loans secured                987771
RCCP2.01     RCON6999 YES/NO - RCC01.E & RCC04 >= $ 100,000                  0
RCCP2.02AA   RCON5562 Number of Loans RCC01.E                              N/A
RCCP2.02BA   RCON5563 Number of Loans RCC04                                N/A
RCCP2.03AA   RCON5564 Number of Loans RCC01.E Orig <= $100K                N/A
RCCP2.03AB   RCON5565 Amount of Loans RCC01.E Orig <= $100K                N/A
RCCP2.03BA   RCON5566 # of Loans RCC01.E $100K<Orig<=$250K                 N/A
RCCP2.03BB   RCON5567 $ of Loans RCC01.E $100K<Orig<=$250K                 N/A
RCCP2.03CA   RCON5568 # of Loans RCC01.E $250K < Orig <=$1M                N/A
RCCP2.03CB   RCON5569 $ of Loans RCC01.E $250K < Orig <=$1M                N/A
RCCP2.04AA   RCON5570 Number of Loans RCC04 Orig <= $100K                  N/A
RCCP2.04AB   RCON5571 Amount of Loans RCC04 Orig <= $100K                  N/A
RCCP2.04BA   RCON5572 # of Loans RCC04 $100K< Orig <= $250K                N/A
RCCP2.04BB   RCON5573 $ of Loans RCC04 $100K< Orig <= $250K                N/A
RCCP2.04CA   RCON5574 # of Loans RCC04 $250K < Orig <= $1M                 N/A
RCCP2.04CB   RCON5575 $ of Loans RCC04 $250K < Orig <= $1M                 N/A
RCCP2.05     RCON6860 YES/NO - RCC01.B & RCC03 >= $ 100,000                  0
RCCP2.06AA   RCON5576 Number of Loans RCC01.B                              N/A
RCCP2.06BA   RCON5577 Number of Loans RCC03                                N/A
RCCP2.07AA   RCON5578 Number of Loans RCC01.B Orig <= $100K                N/A
RCCP2.07AB   RCON5579 Amount of Loans RCC01.B Orig <= $100K                N/A
RCCP2.07BA   RCON5580 # of Loans RCC01.B $100K<Orig<=$250K                 N/A
RCCP2.07BB   RCON5581 $ of Loans RCC01.B $100K<Orig<=$250K                 N/A
RCCP2.07CA   RCON5582 # of Loans RCC01.B $250K <Orig<=$500K                N/A
RCCP2.07CB   RCON5583 $ of Loans RCC01.B $250K <Orig<=$500K                N/A
RCCP2.08AA   RCON5584 Number of Loans RCC03 - Orig <= $100K                N/A
RCCP2.08AB   RCON5585 Amount of Loans RCC03 - Orig <= $100K                N/A
RCCP2.08BA   RCON5586 # of Loans RCC03 - $100K<Orig<=$250K                 N/A
RCCP2.08BB   RCON5587 $ of Loans RCC03 - $100K<Orig<=$250K                 N/A
RCCP2.08CA   RCON5588 # of Loans RCC03 - $250K <Orig<=$500K                N/A
RCCP2.08CB   RCON5589 $ of Loans RCC03 - $250K <Orig<=$500K                N/A
RCD01        RCON3531 US Treasury securities                                 0
RCD02        RCON3532 US Govt agency obligations                           N/A
RCD03        RCON3533 Securities issued by State and Subdiv                  0
RCD04.A      RCON3534 Pass-through secs by FNMA/FHLMC/GNMA                 N/A
RCD04.B      RCON3535 CMOs and REMICs issued by FNMA/FHLMC                 N/A
RCD04.C      RCON3536 All other mortgage-backed securities                 N/A
RCD05        RCON3537 Other debt securities                                  0
RCD09        RCON3541 Other trading assets domestic                          0
RCD10        RCFN3542 Trading assets foreign                               N/A
RCD11.A      RCON3543 Gains on rate & contracts domestic                 77757
RCD11.B      RCFN3543 Gains on rate & contracts foreign                    386
RCD12        RCFD3545 Total Trading Assets                               78143
RCD13        RCFD3546 Liability for short positions                        N/A
RCD14        RCFD3547 Losses on rate & contracts                         81395
RCD15        RCFD3548 Total trading liabilities                          81395
RCE1.1.A     RCON2201 Private Transaction                             11506711
RCE1.1.B     RCON2240 Private Demand Deposits                          9637952
RCE1.1.C     RCON2346 Private Nontransaction                          37514427
RCE1.2.A     RCON2202 USG Transaction                                    12975
RCE1.2.B     RCON2280 USG Demand Deposits                                12975
RCE1.2.C     RCON2520 USG Nontransaction                                  5251
RCE1.3.A     RCON2203 State/Local Transaction                           554300
RCE1.3.B     RCON2290 State/Local Demand Deposits                       419743
RCE1.3.C     RCON2530 State/Local Nontransaction                       1101167
RCE1.4.A     RCON2206 US Coml Banks Transaction                         580588
RCE1.4.B     RCON2310 US Coml Banks Demand Deposits                     580588
RCE1.4.C     RCON2550 US Coml Banks Nontransaction                        4468
RCE1.5.A     RCON2207 Other US Dep'y Transaction                         25286
RCE1.5.B     RCON2312 Other US Dep'y Demand Deposits                     25286
RCE1.5.C     RCON2349 Other US Dep'y Nontransaction                       2948
RCE1.6.A     RCON2213 For Banks Transaction                              30003
RCE1.6.B     RCON2320 For Banks Demand Deposits                          30003
RCE1.6.C     RCON2236 For Branches US Banks Nontransaction                   0
RCE1.7.A     RCON2216 For Govt Transaction                                   0
RCE1.7.B     RCON2300 For Govt Demand Deposits                               0
RCE1.7.C     RCON2377 For Govt Nontransaction                               25
RCE1.8.A     RCON2330 Certified Checks: Transaction                     118780
RCE1.8.B     RCON2330 Certified Checks: Demand                          118780
RCE1.9.A     RCON2215 Total Transaction Accounts                      12828643
RCE1.9.B     RCON2210 Total Demand Deposits                           10825327
RCE1.9.C     RCON2385 Total Nontransaction Accounts                   38628286
RCE1.M.1.A   RCON6835 IRA/Keogh                                        1979583
RCE1.M.1.B   RCON2365 Brokered                                         2785727
RCE1.M.1.E   RCON5590 Memoranda: Preferred Deposits                     882009
RCE1.M.1C1   RCON2343 Brokered < $100K                                    1841
RCE1.M.1C2   RCON2344 Brokered Participated to < $100K                  486687
RCE1.M.1D1   RCONA243 Matur data:denom < 100k,matur<= 1 yr                1624
RCE1.M.1D2   RCONA244 Matur data:denom =>100k,matur<= 1 yr             2303136
RCE1.M.2.B   RCON6648 Time Deposits < $100K                            8240591
RCE1.M.2.C   RCON2604 Memoranda: Time Deposits >=$100 000              6048277
RCE1.M.2A1   RCON6810 MMDAs                                           22572515
RCE1.M.2A2   RCON0352 Other Savings                                    1766903
RCE1.M.3     RCON2398 NOW                                              2003316
RCE1.M.5A1   RCONA579 Memo: Time Deps < 100K < 3 MO                    1793454
RCE1.M.5A2   RCONA580 Memo: Time Deps < 100K 3-12 MO                   3834162
RCE1.M.5A3   RCONA581 Memo: Time Deps < 100K 1-3 YRS                   2190423
RCE1.M.5A4   RCONA582 Memo: Time Deps < 100K > 3 YRS                    422552
RCE1.M.5B    RCONA241 Memo: Time Deps < 100K < 1 YR                    5627616
RCE1.M.6A1   RCONA584 Memo: Time Deps > 100K < 3 MO                    2832544
RCE1.M.6A2   RCONA585 Memo: Time Deps > 100K 3-12 MO                   2037001
RCE1.M.6A3   RCONA586 Memo: Time Deps > 100K 1-3 YRS                    777227
RCE1.M.6A4   RCONA587 Memo: Time Deps > 100K > 3 YRS                    401505
RCE1.M.6B    RCONA242 Memo: Time Deps > 100K < 1 YR                    4869545
RCE2.1       RCFN2621 Private                                           632524
RCE2.2       RCFN2623 US Banks                                         1391929
RCE2.3       RCFN2625 For Banks                                            133
RCE2.4       RCFN2650 For Govts                                              0
RCE2.5       RCFN2330 Certified Checks                                       0
RCE2.6       RCFN2668 Other                                              11252
RCE2.7       RCFN2200 Total Deps in Foreign Offices                    2035838
RCE2.M.1     RCFNA245 Memo:TD with remaining maturity<=1 yr"           2035838
RCF1         RCFD2164 Income Earned Not Collected Loans                 455201
RCF2         RCFD2148 Net Deferred Tax Assets                                0
RCF3.A       RCFDA519 Interest Only Strip: Mortgage Loans                    0
RCF3.B       RCFDA520 Interest Only Strip: Other Assets                  50385
RCF4         RCFD2168 Other Assets                                     1672035
RCF4.A       RCFD3549 Other Assets - Line A                             561155
RCF4.B       RCFD3550 Other Assets - Line B                                N/A
RCF4.C       RCFD3551 Other Assets - Line C                                N/A
RCF5         RCFD2160 Total Other Assets                               2177621
RCFM.1       RCFD5610 Memo: Deferred Tax Assets Disallowed                   0
RCG1.A       RCON3645 Expenses Accrued and Unpaid on deposi             333699
RCG1.B       RCFD3646 Other Expenses Accrued and Unpaid                 615399
RCG2         RCFD3049 Net Deferred Tax Liabilities                       92697
RCG3         RCFD3000 Minority Interest in Subsidiaries                  15591
RCG4         RCFD2938 Other Liabilities                                 575730
RCG4.A       RCFD3552 Other Liabilities - Line A                           N/A
RCG4.B       RCFD3553 Other Liabilities - Line B                           N/A
RCG4.C       RCFD3554 Other Liabilities - Line C                           N/A
RCG5         RCFD2930 Total Other Liabilities                          1633116
RCH01        RCON2155 Customers' Liability on Acceptances               187135
RCH02        RCON2920 Bank's Liability on Acceptances                   187135
RCH03        RCON1350 Fed Funds Sold                                    108145
RCH04        RCON2800 Fed Funds Purchased                              2007939
RCH05        RCON3190 Other Borrowed Money                            11114004
RCH06        RCON2163 Net Due from Own For Offices                         N/A
RCH07        RCON2941 Net Due to Own For Offices                       1845815
RCH08        RCON2192 Total Assets                                    81826548
RCH09        RCON3129 Total Liabilities                               69329102
RCH10        RCON1039 US Treasury Securities                            297691
RCH11        RCON1041 US Government agency obligations                  165938
RCH12        RCON1042 Securities issued by states in the US            1015504
RCH13.A.1    RCON1043 MBS:  Pass-Through:  FNMA/FHLMC/GNMA             2328052
RCH13.A.2    RCON1044 MBS:  Pass-Through:  Other Pass-Through             3694
RCH13.B.1    RCON1209 MBS:  Other MBS:  FNMA/FHLMC/GNMA                  97108
RCH13.B.2    RCON1280 MBS:  Other MBS:  All Other MBS                        0
RCH14        RCON1281 Other Domestic Debt Securities                      2609
RCH15        RCON1282 Foreign Debt Securities                             7745
RCH16.A      RCONA510 Equity Securities:  Mutual Fund/Eq Sec                73
RCH16.B      RCON1752 Equity Securities:  All others                    354690
RCH17        RCON1374 Total Securities Held and Sale                   4273104
RCHM.1       RCON3051 Net Due from Own IBF                                 N/A
RCHM.2       RCON3059 Net Due to Own IBF                                     0
RCI1         RCFN2133 Total IBF Assets                                     N/A
RCI2         RCFN2076 Total IBF Loans/Leases                               N/A
RCI3         RCFN2077 IBF Coml/Indl                                        N/A
RCI4         RCFN2898 Total IBF Liabilities                                N/A
RCI5         RCFN2379 IBF Deposit Liabilities Due to Banks                 N/A
RCI6         RCFN2381 Other IBF Deposit Liabilities                        N/A
RCK01        RCFD3381 Interest-bearing Balances                           5382
RCK02        RCFD3382 US Govt/Treasury                                 3034584
RCK03        RCFD3383 State/Local Securities                           1051219
RCK04.A      RCFD3647 Other debt Securities                              14103
RCK04.B      RCFD3648 Other equity Securities                           355148
RCK05        RCFD3365 Fed Funds Sold                                    132833
RCK06.A.1    RCON3360 Total Loans                                     61949589
RCK06.A.2    RCON3385 RE Loans                                        25473667
RCK06.A.3    RCON3386 Agricultural & Farm Loans                        1172819
RCK06.A.4    RCON3387 Commercial/Industrial Loans                     24860147
RCK06.A.5    RCON3388 Consumer Loans                                   7474282
RCK06.B      RCFN3360 Foreign Office Loans                              181136
RCK07        RCFD3401 Assets Held in Trading Accounts                    55806
RCK08        RCFD3484 Lease Fin'g Receivables                          3846310
RCK09        RCFD3368 Total Assets                                    81130419
RCK10        RCON3485 Domestic Transaction Accounts                     846675
RCK11.A      RCON3486 MMDAs                                           25096040
RCK11.B      RCON3487 Other Savings                                    1794671
RCK11.C      RCONA514 Time Deposits >= $100,000                        5469036
RCK11.D      RCONA529 Time Deposits < $100,000                         8849220
RCK12        RCFN3404 Interest-bearing Deposits in For Offi            2104788
RCK13        RCFD3353 Fed Funds Purchased                              2645524
RCK14        RCFD3355 Other Borrowed Money                            11084236
RCL01.A      RCFD3814 Unused Commits: Revolv Lines Secured             2882482
RCL01.B      RCFD3815 Unused Commits: Credit Card Lines               29935921
RCL01.C.1    RCFD3816 Unused Commits: Fund loans secured               3274308
RCL01.C.2    RCFD6550 Unused Commits: Fund loans not secure            1132704
RCL01.D      RCFD3817 Unused Commits: Securities Underwrit                   0
RCL01.E      RCFD3818 Unused Commits: Other Unused Commits            26554423
RCL02        RCFD3819 Fincl Standby Letters of Credit                  3647482
RCL02.A      RCFD3820 Amount Fincl Standby Letters Conveyed             247394
RCL03        RCFD3821 Perfm Standby Letters of Credit                   246280
RCL03.A      RCFD3822 Amount Perfm Standby Letters Conveyed              12946
RCL04        RCFD3411 Commercl & Similar Letters of Credit              381510
RCL05        RCFD3428 Participations in Acceptncs Conveyed               10891
RCL06        RCFD3429 Participations in Acceptncs Acquired                   0
RCL07        RCFD3432 Securities Borrowed                                    0
RCL08        RCFD3433 Securities Lent                                   823044
RCL09.A.1    RCFDA521 1-4 Family: Outstanding Balance                    20406
RCL09.A.2    RCFDA522 1-4 Family: Amount of Recourse                     12213
RCL09.B.1    RCFDA523 Other Assets: Outstanding Balance                 912981
RCL09.B.2    RCFDA524 Other Assets: Amount of Recourse                   46172
RCL09.C.1    RCFDA249 Sml busns obligations:Outstanding bal"                 0
RCL09.C.2    RCFDA250 Sml busns obligations:retaind recours                  0
RCL10.A      RCFDA534 Credit Derivatives: Guarantor                          0
RCL10.B      RCFDA535 Credit Derivatives: Beneficiary                        0
RCL11        RCFD8765 Spot Foreign Exchange Contracts                   206385
RCL12        RCFD3430 All Other Off-Balance Sheet Liabs                      0
RCL12.A      RCFD3555 Other Off-Balance Sheet Liabilities-A                N/A
RCL12.B      RCFD3556 Other Off-Balance Sheet Liabilities-B                N/A
RCL12.C      RCFD3557 Other Off-Balance Sheet Liabilities-C                N/A
RCL12.D      RCFD3558 Other Off-Balance Sheet Liabilities-D                N/A
RCL13        RCFD5591 All Other Off-Balance Sheet Assets                     0
RCL13.A      RCFD5592 Other Off-Balance Sheet Assets - A                   N/A
RCL13.B      RCFD5593 Other Off-Balance Sheet Assets - B                   N/A
RCL13.C      RCFD5594 Other Off-Balance Sheet Assets - C                   N/A
RCL13.D      RCFD5595 Other Off-Balance Sheet Assets - D                   N/A
RCL14.A.A    RCFD8693 Int Rate Contracts - Gross Futures                     0
RCL14.A.B    RCFD8694 Forgn Exch Contracts - Gross Futures                   0
RCL14.A.C    RCFD8695 Equity Contracts - Gross Futures                       0
RCL14.A.D    RCFD8696 Commodity Contracts - Gross Futures                    0
RCL14.B.A    RCFD8697 Int Rate Contracts - Gross Forwards                    0
RCL14.B.B    RCFD8698 Forgn Exch Contracts - Gross Forwards            2612856
RCL14.B.C    RCFD8699 Equity Contracts - Gross Forwards                      0
RCL14.B.D    RCFD8700 Commodity Contracts - Gross Forwards                   0
RCL14.C.1A   RCFD8701 Int Rate Contracts - Exchg Trad Wrttn                  0
RCL14.C.1B   RCFD8702 Forgn Exch Contracts - Exchg Trad Wrt                  0
RCL14.C.1C   RCFD8703 Equity Contracts - Exchg Trad Written                  0
RCL14.C.1D   RCFD8704 Commodity Contracts - Exchg Trad Wrtn                  0
RCL14.C.2A   RCFD8705 Int Rate Contracts - Exchg Trad Purch                  0
RCL14.C.2B   RCFD8706 Forgn Exch Contracts - Exchg Trad Pur                  0
RCL14.C.2C   RCFD8707 Equity Contracts - Exchg Trad Purchas                  0
RCL14.C.2D   RCFD8708 Commodity Contracts - Exchg Trade Pur                  0
RCL14.D.1A   RCFD8709 Int Rate Contracts - OTC Written Optn             357970
RCL14.D.1B   RCFD8710 Forgn Exch Contracts - OTC Wrtn Optns              47305
RCL14.D.1C   RCFD8711 Equity Contracts - OTC Written Option                  0
RCL14.D.1D   RCFD8712 Commodity Contracts - OTC Written Opt                  0
RCL14.D.2A   RCFD8713 Int Rate Contracts - OTC Purchased Op             857970
RCL14.D.2B   RCFD8714 Forgn Exch Contracts - OTC Purchased               47305
RCL14.D.2C   RCFD8715 Equity Contracts - OTC Purchased Optn                  0
RCL14.D.2D   RCFD8716 Commodity Contracts - OTC Purch Optn                   0
RCL14.E.A    RCFD3450 Int Rate Contracts - Gross Swaps                 7733614
RCL14.E.B    RCFD3826 Forgn Exch Contracts - Gross Swaps                     0
RCL14.E.C    RCFD8719 Equity Contracts - Gross Swaps                     67962
RCL14.E.D    RCFD8720 Commodity Contracts - Gross Swaps                      0
RCL15.A      RCFDA126 Int Rate Contracts - Gross Held Trade            1221295
RCL15.B      RCFDA127 Forgn Exch Contracts - Gross Held Trd            2707466
RCL15.C      RCFD8723 Equity Contracts - Gross Held Trading              67962
RCL15.D      RCFD8724 Commodity Contracts - Gross Held Trad                  0
RCL16.A.A    RCFD8725 Int Rate Contracts - Marked to Market            1000000
RCL16.A.B    RCFD8726 Forgn Exch Contracts - Marked to Mrkt                  0
RCL16.A.C    RCFD8727 Equity Contracts - Marked to Market                    0
RCL16.A.D    RCFD8728 Commodity  Contracts - Marked to Mrkt                  0
RCL16.B.A    RCFD8729 Int Rate Contracts - NOT Marked                  6728259
RCL16.B.B    RCFD8730 Forgn Exch Contracts - NOT Marked                      0
RCL16.B.C    RCFD8731 Equity Contracts - NOT Marked                          0
RCL16.B.D    RCFD8732 Commodity  Contracts - NOT Marked                      0
RCL16.C.A    RCFDA589 Int Rate Contracts - Bank Pays Fixed                   0
RCL17.A.1A   RCFD8733 Int Rate Contracts Held - Pos Values                9829
RCL17.A.1B   RCFD8734 Forgn Exch Contracts Held - Pos Value              65992
RCL17.A.1C   RCFD8735 Equity Contracts Held - Pos Values                   725
RCL17.A.1D   RCFD8736 Commodity Contracts Held - Pos Value                   0
RCL17.A.2A   RCFD8737 Int Rate Contracts Held - Neg Values                8059
RCL17.A.2B   RCFD8738 Forgn Exch Contracts Held - Neg Value              64396
RCL17.A.2C   RCFD8739 Equity Contracts Held - Neg Values                  4099
RCL17.A.2D   RCFD8740 Commodity Contracts Held - Neg Value                   0
RCL17.B.1A   RCFD8741 Int Rate Contracts Markd- Pos Values                 172
RCL17.B.1B   RCFD8742 Forgn Exch Contracts Markd- Pos Value                  0
RCL17.B.1C   RCFD8743 Equity Contracts Markd- Pos Values                     0
RCL17.B.1D   RCFD8744 Commodity Contracts Markd- Pos Value                   0
RCL17.B.2A   RCFD8745 Int Rate Contracts Markd- Neg Values                   3
RCL17.B.2B   RCFD8746 Forgn Exch Contracts Markd- Neg Value                  0
RCL17.B.2C   RCFD8747 Equity Contracts Markd- Neg Values                     0
RCL17.B.2D   RCFD8748 Commodity Contracts Markd- Neg Value                   0
RCL17.C.1A   RCFD8749 Int Rate Contracts Not Markd - PosVal              33325
RCL17.C.1B   RCFD8750 Forgn Exch Contracts Not Markd-PosVal                  0
RCL17.C.1C   RCFD8751 Equity Contracts Not Markd - PosVal                    0
RCL17.C.1D   RCFD8752 Commodity Contracts Not Markd-PosVal                   0
RCL17.C.2A   RCFD8753 Int Rate Contracts Not Markd - NegVal              29828
RCL17.C.2B   RCFD8754 Forgn Exch Contracts Not Markd-NegVal                  0
RCL17.C.2C   RCFD8755 Equity Contracts Not Markd - NegVal                    0
RCL17.C.2D   RCFD8756 Commodity Contracts Not Markd-NegVal                   0
RCLM.3       RCFD3833 Unused Commitments > 1 year                     24044541
RCLM.3.A     RCFD3834 Participations in Commitments > 1 Yr              246812
RCLM.4       RCFD3377 Standby Letters of Credit - Non-U.S.               47512
RCLM.5.A     RCFD2741 Con Inst Lns w/o recourse - Prv Autos                N/A
RCLM.5.B     RCFD2742 Con Inst Lns w/o recourse - Crd Cards                  0
RCLM.5.C     RCFD2743 Con Inst Lns w/o recourse - All other                N/A
RCM1.A       RCFD6164 Credit to Executives/Principals                     1090
RCM1.B       RCFD6165 Number of Execs Who Borrowed $500K/5%                  0
RCM10.A      RCON6441 Mutual Fund: Money Market Funds                   243018
RCM10.B      RCON8427 Mutual Fund: Equity Securities                    823206
RCM10.C      RCON8428 Mutual Fund: Debt Securities                      292973
RCM10.D      RCON8429 Mutual Fund: Other Mutual Funds                   186150
RCM10.E      RCON8430 Mutual Fund: Annuities                             60405
RCM10.F      RCON8784 Mutual Fund: Sales of Proprietary                1314743
RCM11        RCFDA525 Net Unamortized Gains (Sched RC)                       0
RCM12        RCFDA526 Assets Netted Against (Sched RC)                       0
RCM13        RCFDA591 Outstanding Principal Bal Serviced                     0
RCM2         RCFD3405 Fed Funds Sold -- Foreign Banks                        0
RCM4.A       RCFD5500 O/S Bal Mortgages Serviced - GNMA                      0
RCM4.B.1     RCFD5501 O/S Bal Morts Serviced-FHLMC w/ recou                  0
RCM4.B.2     RCFD5502 O/S Bal Morts Serviced-FHLMC w/o rec                   0
RCM4.C.1     RCFD5503 O/S Bal Morts Serviced-FNMA Reg optn                   0
RCM4.C.2     RCFD5504 O/S Bal Morts Serviced-FNMA Spec optn                  0
RCM4.D       RCFD5505 O/S Bal Morts Serviced-All other                       0
RCM5.A       RCFD2103 Customers' Liability on Acceptances:              156590
RCM5.B       RCFD2104 Customers' Liability on Acceptances:               30545
RCM6.A       RCFD3164 Mtge Servicing Rights                                  0
RCM6.A.1     RCFDA590 Mort Serv Rights - Est Fair Value                      0
RCM6.B.1     RCFDB026 Other intangible - Purch cc rels                   65003
RCM6.B.2     RCFD5507 Other Intangible - All Other                     2356181
RCM6.C       RCFD3163 Goodwill                                         2258922
RCM6.D       RCFD2143 Total Intangible Assets                          4680106
RCM6.E       RCFD6442 Intangible Assets Grandfathered                        0
RCM7         RCFD3295 Mandatory Convertible Debt Dedictated              17450
RCM8.A.1     RCFD5372 Othr Real Estate - Direct & Indirect                   0
RCM8.A.2.A   RCON5508 Othr Real Estate - All other Real Est                214
RCM8.A.2.B   RCON5509 Othr Real Estate - Farmland                        23123
RCM8.A.2.C   RCON5510 Othr Real Estate - 1-4 Family Residnt              12570
RCM8.A.2.D   RCON5511 Othr Real Estate - Multifamily Resid                   0
RCM8.A.2.E   RCON5512 Othr Real Estate - Nonfarm Nonresiden               3959
RCM8.A.2.F   RCFN5513 Othr Real Estate - In Foreign Offices                  0
RCM8.A.3     RCFD2150 Othr Real Estate - Total                           39866
RCM8.B.1     RCFD5374 Inves - Direct & Indirect invest R/E                   0
RCM8.B.2     RCFD5375 Inves - All othr invest unconsol subs             638208
RCM8.B.3     RCFD2130 Investmnts in unconsold subs - Total              638208
RCM9         RCFD3778 Noncumulative Perpetual Preferred Stk                  0
RCMM.1       RCFD3836 Interbank Holdings: Reciprocal                         0
RCN.O.1      RCON6979 Optional Narrative Comment (Y/N)                       0
RCN1.A.A     RCFD1245 RE  US: 30-89 Days                                319120
RCN1.A.B     RCFD1246 RE  US: 90+ Days                                   50390
RCN1.A.C     RCFD1247 RE  US: Nonaccrual                                124094
RCN1.B.A     RCFD1248 RE  non-US: 30-89 Days                                 0
RCN1.B.B     RCFD1249 RE  non-US: 90+ Days                                   0
RCN1.B.C     RCFD1250 RE  non-US: Nonaccrual                                 0
RCN10.A      RCFD5612 Loans/Leases US Guaranteed-30-89 Days              32655
RCN10.A.A    RCFD5615 Loans/Leases Guaranteed: 30-89 Days                24695
RCN10.A.B    RCFD5616 Loans/Leases Guaranteed: 30-89 Days                  630
RCN10.A.C    RCFD5617 Loans/Leases Guaranteed: 30-89 Days                10680
RCN10.B      RCFD5613 Loans/Leases US Guaranteed- 90+ Days                 637
RCN10.C      RCFD5614 Loans/Leases US Guaranteed-Nonaccrual              14136
RCN2.A.A     RCFD5377 Loans US Deps: US Banks: 30-89 Days                    0
RCN2.A.B     RCFD5378 Loans US Deps: US Banks: 90+ Days                      0
RCN2.A.C     RCFD5379 Loans US Deps: US Banks: Nonaccrual                    0
RCN2.B.A     RCFD5380 Loans US Deps: Foreign:  30-89 Days                    0
RCN2.B.B     RCFD5381 Loans US Deps: Foreign:  90+ Days                      0
RCN2.B.C     RCFD5382 Loans US Deps: Foreign:  Nonaccrual                    0
RCN3.A       RCFD1594 Ag  US: 30-89 Days                                 35984
RCN3.B       RCFD1597 Ag  US: 90+ Days                                      57
RCN3.C       RCFD1583 Ag  US: Nonaccrual                                 25034
RCN4.A.A     RCFD1251 Coml/Indl  US: 30-89 Days                         187879
RCN4.A.B     RCFD1252 Coml/Indl  US: 90+ Days                             9181
RCN4.A.C     RCFD1253 Coml/Indl  US: Nonaccrual                         203212
RCN4.B.A     RCFD1254 Coml/Indl  non-US: 30-89 Days                       1199
RCN4.B.B     RCFD1255 Coml/Indl  non-US: 90+ Days                          178
RCN4.B.C     RCFD1256 Coml/Indl  non-US: Nonaccrual                          0
RCN5.A.A     RCFD5383 Consumer: Credit Cards: 30-89 Days                110741
RCN5.A.B     RCFD5384 Consumer: Credit Cards: 90+ Days                   84196
RCN5.A.C     RCFD5385 Consumer: Credit Cards: Nonaccrual                     0
RCN5.B.A     RCFD5386 Consumer: Other: 30-89 Days                        57820
RCN5.B.B     RCFD5387 Consumer: Other: 90+ Days                           9051
RCN5.B.C     RCFD5388 Consumer: Other: Nonaccrual                          261
RCN6.A       RCFD5389 Foreign:  30-89 Days                                   0
RCN6.B       RCFD5390 Foreign:  90+ Days                                     0
RCN6.C       RCFD5391 Foreign:  Nonaccrual                                   0
RCN7.A       RCFD5459 Other: 30-89 Days                                   8560
RCN7.B       RCFD5460 Other: 90+ Days                                        0
RCN7.C       RCFD5461 Other: Nonaccrual                                   3500
RCN8.A.A     RCFD1257 Leases  US: 30-89 Days                            107278
RCN8.A.B     RCFD1258 Leases  US: 90+ Days                                1437
RCN8.A.C     RCFD1259 Leases  US: Nonacrual                              37766
RCN8.B.A     RCFD1271 Leases  non-US: 30-89 Days                           270
RCN8.B.B     RCFD1272 Leases  non-US: 90+ Days                               0
RCN8.B.C     RCFD1791 Leases  non-US: Nonaccrual                           350
RCN9.A       RCFD3505 Debt Securities: 30-89 Days                            0
RCN9.B       RCFD3506 Debt Securities: 90+ Days                              0
RCN9.C       RCFD3507 Debt Securities: Nonaccrual                            0
RCNM.1.A     RCFD1658 Restruc'd Loans: 30-89 Days                            0
RCNM.1.B     RCFD1659 Restruc'd Loans: 90+ Days                              0
RCNM.1.C     RCFD1661 restruc'd Loans: Nonaccrual                            0
RCNM.2.A     RCFD6558 Comm Real Estate Loans: 30-89 Days                 13850
RCNM.2.B     RCFD6559 Comm Real Estate Loans: 90+ Days                     908
RCNM.2.C     RCFD6560 Comm Real Estate Loans: Nonaccrual                   930
RCNM.3.AA    RCON2759 Secured Loans - Const: 30-89 Days                  43593
RCNM.3.AB    RCON2769 Secured Loans - Const: 90+ Days                        0
RCNM.3.AC    RCON3492 Secured Loans - Const: Nonaccrual                  27321
RCNM.3.BA    RCON3493 Secured Loans - Farmland: 30-89 Days                1530
RCNM.3.BB    RCON3494 Secured Loans - Farmland: 90+ Days                   459
RCNM.3.BC    RCON3495 Secured Loans - Farmland: Nonaccrual                2789
RCNM.3.C1A   RCON5398 Secd Loans 1-4 Fam-Revol: 30-89 Days               23235
RCNM.3.C1B   RCON5399 Secd Loans 1-4 Fam-Revol: 90+ Days                  9664
RCNM.3.C1C   RCON5400 Secd Loans 1-4 Fam-Revol: Nonaccrual                2461
RCNM.3.C2A   RCON5401 Secd Loans 1-4 Fam-Other: 30-89 Days              173530
RCNM.3.C2B   RCON5402 Secd Loans 1-4 Fam-Other: 90+ Days                 38920
RCNM.3.C2C   RCON5403 Secd Loans 1-4 Fam-Other: Nonaccrual               33852
RCNM.3.DA    RCON3499 Secured Loans - Multifam: 30-89 Days                5255
RCNM.3.DB    RCON3500 Secured Loans - Multifam: 90+ Days                   709
RCNM.3.DC    RCON3501 Secured Loans - Multifam: Nonaccrual                7377
RCNM.3.EA    RCON3502 Secured Loans - Non Farm: 30-89 Days               71977
RCNM.3.EB    RCON3503 Secured Loans - Non Farm: 90+ Days                   638
RCNM.3.EC    RCON3504 Secured Loans - Non Farm: Nonaccrual               50294
RCNM.4.AA    RCFD3522 Rate/Contract: Book Value: 30-89 Days                  0
RCNM.4.AB    RCFD3528 Rate/Contract: Book Value: 90+ Days                    0
RCNM.4.BA    RCFD3529 Rate/Contract: Replacement:30-89 Days                  0
RCNM.4.BB    RCFD3530 Rate/Contract: Replacement: 90+ Days                   0
RCO1.A       RCON0030 Unposted Debits                                      N/A
RCO1.B.1     RCON0031 Unposted Debits: Demand                                0
RCO1.B.2     RCON0032 Unposted Debits: Time/Savings                          0
RCO10        RCON8432 Deposit Institution Invest. Contracts                  0
RCO11.A      RCON8785 Reciprocal Demand Bals - Savings Asc.                  0
RCO11.B      RCONA181 Reciprocal Demand Bals - Foreign Brch                  0
RCO11.C      RCONA182 Reciprocal Demand Bals - Cash Items                    0
RCO12.A      RCONA527 Amt of Assets Netted agst Dem Deps                     0
RCO12.B      RCONA528 Amt of Assets Netted agst Tim/Svg Dep                  0
RCO2.A       RCON3510 Unposted Credits                                     N/A
RCO2.B.1     RCON3512 Unposted Credits: Demand                               0
RCO2.B.2     RCON3514 Unposted Credits: Time/Savings                         0
RCO3         RCON3520 Uninvested Trust Fund Cash                             0
RCO4.A       RCON2211 Demand Deposits of Unconsolidaed Subs              73985
RCO4.B       RCON2351 Time/Savings Deposits of Unconsolida                   0
RCO4.C       RCON5514 Int accrued/unpaid on deps of con sub                  0
RCO5.A       RCON2229 Demand Deposits: Insured Branches                      0
RCO5.B       RCON2383 Time/Savings Deposits: Insured Branc                   0
RCO5.C       RCON5515 Int accrued/unpaid on deps in ins brc                  0
RCO6.A       RCON2314 Pass-through Reserve Balances: Demand                  0
RCO6.B       RCON2315 Pass-through-Reserve Balances: Time/S                  0
RCO7.A       RCON5516 Unamortized premiums                                   0
RCO7.B       RCON5517 Unamortized discounts                              21050
RCO8.A.1     RCONA531 OAKAR: Total Deposits Purchased                   619413
RCO8.A.2     RCONA532 OAKAR: Amt of Purchased Deposits                       0
RCO8.B       RCONA533 OAKAR: Total Deposits Sold                             0
RCOM.1.A.1   RCON2702 Amount of Deposit Accounts < $100K              27739857
RCOM.1.A.2   RCON3779 (June Only) Number of Deposit Accts <                N/A
RCOM.1.B.1   RCON2710 Amount of Deposit Accounts > $100K              23717072
RCOM.1.B.2   RCON2722 Number of Deposit Accounts > $100K                 63722
RCOM.2.A     RCON6861 Yes/No: Bank has a better method/proc                N/A
RCOM.2.B     RCON5597 If YES: Uninsured Deposits Amount                    N/A
RCOM.3       RCONA545 Cert No of consolidated inst.                        N/A
RCR1         RCFD6056 Do You Meet Capital Requirements? Y/N                  0
RCR2.A       RCFDA515 Subord Debt & Int Term Prfrd Stock               2249000
RCR2.B       RCFDA516 Other Limited-Life cap Instr                           0
RCR3.A1      RCFD8274 Regulatory capt ratios:Tier 1 Capital            6038363
RCR3.A2      RCFD8275 Regulatory capt ratios:Tier 2 Capital            3245864
RCR3.A3      RCFD1395 Regulatory capt ratios:  Tier 3 Capital                0
RCR3.B       RCFD3792 Regulatory capt ratios:Total RB Captl            9284227
RCR3.C       RCFDA222 Regulatory capt ratios:Excess allownc                  0
RCR3.D1      RCFDA223 Regulatory capt ratios:Risk-wtd assts           82785206
RCR3.D2      RCFD1651 Regulatory capt ratios:  Mrkt Risk-equiv               0
RCR3.E       RCFD1727 Regulatory capt ratios:  Max Cont Dolr             46172
RCR3.F       RCFDA224 Regulatory capt ratios:Avrg tot assts           76502998
RCR4.A       RCFD5163 00 % Risk assets recorded on Bal Sht             2200114
RCR4.B       RCFD3796 Zero % Risk: Credit Equiv Off-Balance             823338
RCR5.A       RCFD5165 20 % Risk assets recorded on Bal Sht             8677393
RCR5.B       RCFD3801 20 % Risk: Credit Equiv Off-Balance              1247317
RCR6.A       RCFD3802 50 % Risk: Assets On Balance Sheet               3523086
RCR6.B       RCFD3803 50 % Risk: Credit Equiv Off-Balance                83983
RCR7.A       RCFD3804 100 % Risk: Assets On Balance Sheet             63850208
RCR7.B       RCFD3805 100 % Risk: Credit Equiv Off-Balance            15146522
RCR8         RCFD3806 On-Balance Sheet Values Excluded From            4751736
RCR9         RCFD3807 Total Assets Recorded On Balnce Sheet           83002537
RCRM.01      RCFD8764 Credit Exp - Off-Bal Sheet Derivative              96735
RCRM.02.AA   RCFD3809 Derivative Int Rate Contracts < 1 YR              902380
RCRM.02.AB   RCFD8766 Derivative Int Rate Contracts 1-5 YRS            6152306
RCRM.02.AC   RCFD8767 Derivative Int Rate Contracts > 5 YRS            1536898
RCRM.02.BA   RCFD3812 Derivative Fgn Exch Contracts < 1 YR             2486924
RCRM.02.BB   RCFD8769 Derivative Fgn Exch Contracts 1-5 YRS               8914
RCRM.02.BC   RCFD8770 Derivative Fgn Exch Contracts > 5 YRS                  0
RCRM.02.CA   RCFD8771 Derivative   Gold   Contracts < 1 YR                 N/A
RCRM.02.CB   RCFD8772 Derivative   Gold   Contracts 1-5 YRS                N/A
RCRM.02.CC   RCFD8773 Derivative   Gold   Contracts > 5 YRS                N/A
RCRM.02.DA   RCFD8774 Derivative P Metals Contracts < 1 YR                 N/A
RCRM.02.DB   RCFD8775 Derivative P Metals Contracts 1-5 YRS                N/A
RCRM.02.DC   RCFD8776 Derivative P Metals Contracts > 5 YRS                N/A
RCRM.02.EA   RCFD8777 Derivative Commodity Contrcts < 1 YR                 N/A
RCRM.02.EB   RCFD8778 Derivative Commodity Contrcts 1-5 YRS                N/A
RCRM.02.EC   RCFD8779 Derivative Commodity Contrcts > 5 YRS                N/A
RCRM.02.FA   RCFDA000 Derivative  Equity  Contracts < 1 YR               29186
RCRM.02.FB   RCFDA001 Derivative  Equity  Contracts 1-5 YRS              38776
RCRM.02.FC   RCFDA002 Derivative  Equity  Contracts > 5 YRS                  0
RCX01.A      RCFD3561 Number Of Loans To Executive Officers                 10
RCX01.B      RCFD3562 Amount Of Loans To Executive Officers                427
RCX01.C1     RCFD7701 Start Rate (####.##%) Loans To Execs.              9.50%
RCX01.C2     RCFD7702 Top Rate (####.##%) Loans To Execs.               21.75%
RI-01.A.1A   RIAD4011 RE Loans                                         2284843
RI-01.A.1B   RIAD4019 Loans to Dep'y Inst's                              12614
RI-01.A.1C   RIAD4024 Ag/Farmer Loans                                   100830
RI-01.A.1D   RIAD4012 Coml/Indl Loans                                  2083788
RI-01.A.1E   RIAD4026 Acceptances                                            0
RI-01.A.1G   RIAD4056 Loans to For Govts                                    23
RI-01.A.1I   RIAD4058 Other Domestic Loans                              241944
RI-01.A.2    RIAD4059 For Loans                                          10924
RI-01.A1F1   RIAD4054 Credit Cards                                      734902
RI-01.A1F2   RIAD4055 Other Consumer                                    199160
RI-01.A1H1   RIAD4503 Taxable State/Local Obligations                     1633
RI-01.A1H2   RIAD4504 Exempt State/Local Obligations                     21200
RI-01.B.1    RIAD4505 Taxable Leases                                    227435
RI-01.B.2    RIAD4307 Exempt Leases                                        210
RI-01.C.1    RIAD4105 Domestic Interest on Balances Due                    334
RI-01.C.2    RIAD4106 For Interest on Balances due                          40
RI-01.D.1    RIAD4027 US Govt/Treasury Securities                       214227
RI-01.D.2A   RIAD4506 Taxable State/Local Securities                       981
RI-01.D.2B   RIAD4507 Exempt State/Local Securities                      54014
RI-01.D.3    RIAD3657 Other Domestic Debt securities                       653
RI-01.D.4    RIAD3658 Foreign Debt Securities                              558
RI-01.D.5    RIAD3659 Equity Securities (incl mutual funds)              24175
RI-01.E      RIAD4069 Interest on Trading Assets                             0
RI-01.F      RIAD4020 Interest on Fed Funds Sold Etc                     19792
RI-01.G      RIAD4107 Total Interest Income                            6234280
RI-02.A.1A   RIAD4508 Transaction Accounts                               18134
RI-02.A.2    RIAD4172 Interest on For Deposits                           92799
RI-02.A1B1   RIAD4509 MMDAs                                             668380
RI-02.A1B2   RIAD4511 Other Savings                                      32886
RI-02.A1B3   RIADA517 Int Exp: Time Deposits >=$100,000                 381938
RI-02.A1B4   RIADA518 Int Exp: Time Deposits <$100,000                  486478
RI-02.B      RIAD4180 Fed Funds Purchased Etc                           159823
RI-02.C      RIAD4185 Interest on Demand Notes to US Treasu             779919
RI-02.E      RIAD4200 Interest on Subordinated Notes/Debent             180500
RI-02.F      RIAD4073 Total Interest Expense                           2800857
RI-03        RIAD4074 Net Interest Income                              3433423
RI-04.A      RIAD4230 Provision for Loan and Lease Losses               593185
RI-04.B      RIAD4243 Provision for Allocated Transfer Risk                  0
RI-05.A      RIAD4070 Income from Fiduciary Activities                  329304
RI-05.B      RIAD4080 Service Charges on Deposit Accounts               463503
RI-05.C      RIADA220 Trading Revenue                                    23580
RI-05.F.1    RIAD5407 Other Noninterest Income - Fee Income             840856
RI-05.F.2    RIAD5408 Other Noninterest Income - All Other              293635
RI-05.G      RIAD4079 Total Noninterest Income                         1950878
RI-06.A      RIAD3521 Gain/Loss Sec Held to Maturities                       0
RI-06.B      RIAD3196 Gain/Loss Sec Available-for-sale                    7403
RI-07.A      RIAD4135 Salaries and Benefits                             935579
RI-07.B      RIAD4217 Expense on Premises/Fixed Assets                  239201
RI-07.C      RIAD4092 Other Noninterest Expensze                       1390524
RI-07.D      RIAD4093 Total Noninterest Expense                        2565304
RI-08        RIAD4301 Income (loss) Before Income Taxes                2233215
RI-09        RIAD4302 Income Taxes                                      797151
RI-10        RIAD4300 Income (loss) Before Extraordinary               1436064
RI-11        RIAD4320 Extraordinary Items Net Of Taxes                       0
RI-12        RIAD4340 Net Income (loss)                                1436064
RI-M.1       RIAD4513 Interest Expense on Exempt After 8/7/               3192
RI-M.10      RIADA251 Memo:Credit losses on off-balnc sheet                  0
RI-M.11      RIADA530 Does Bank have Subchapter-S Y/N                        0
RI-M.12      RIAD4772 Deferred                                           71690
RI-M.2       RIAD8431 Memoranda: Income Sale Mutuals                    181166
RI-M.5       RIAD4150 Number of Employees on Payroll                     18535
RI-M.7       RIAD9106 There is no description for this item                N/A
RI-M.8.A     RIAD8757 Memoranda: Trading Rev - Interest                   1167
RI-M.8.B     RIAD8758 Memoranda: Trading Rev - Foreign Exch              22413
RI-M.8.C     RIAD8759 Memoranda: Trading Rev - Equity/Index                  0
RI-M.8.D     RIAD8760 Memoranda: Trading Rev - Commodity                     0
RI-M.9.A     RIAD8761 Memoranda: Impact - Interest Income              -470657
RI-M.9.B     RIAD8762 Memoranda: Impact - Interest Expense                   0
RI-M.9.C     RIAD8763 Memoranda: Impact - Other Allocations                  0
RIA01        RIAD3215 Total Equity on Dec 31 prev year-end             7703054
RIA02        RIAD3216 Equity Adjustments                                     0
RIA03        RIAD3217 Amended Balance Previous Year                    7703054
RIA04        RIAD4340 Net Income/Loss                                  1436064
RIA05        RIAD4346 Sale/Conversion of Stock                               0
RIA06        RIAD4356 Changes Incident to Combinations                  306347
RIA07        RIAD4470 LESS: Cash Dividends on Common                         0
RIA08        RIAD4460 LESS: Cash Dividends on preferred                 895000
RIA09        RIAD4411 Changes in Accounting Principles                       0
RIA10        RIAD4412 Corrections of Accounting Errors                       0
RIA11.A      RIAD8433 Net Unrealized Holding Avail Forsale               54486
RIA11.B      RIAD4574 Accm net gains(loss) on cash flow hedges               0
RIA12        RIAD4414 Foreign Currency Translation Adjustme               -321
RIA13        RIAD4415 Other Parent BHC Transactions                    2047001
RIA14        RIAD3210 Total Equity Capital End Of Cur. Per.           10651631
RIB1.1.A.A   RIAD4651 RE Loans: US                                      110668
RIB1.1.A.B   RIAD4661 RE Loans: non-US                                   21382
RIB1.1.B.A   RIAD4652 RE Loans: non-US: Charge-Offs                          0
RIB1.1.B.B   RIAD4662 RE Loans: non-US: Recoveries                           0
RIB1.2.A.A   RIAD4653 Loans to US Banks: Charge-Offs                         0
RIB1.2.A.B   RIAD4663 Loans to US Banks: Recoveries                          0
RIB1.2.B.A   RIAD4654 Loans to For Banks: Charge-Offs                        0
RIB1.2.B.B   RIAD4664 Loans to For Banks: Recoveries                         0
RIB1.3.A     RIAD4655 Ag/Farm Loans: Charge-Offs                          7911
RIB1.3.B     RIAD4665 Ag/Farm Loans: Recoveries                           1223
RIB1.4.A.A   RIAD4645 Coml/Indl Loans  US: Charge-Offs                  199091
RIB1.4.A.B   RIAD4617 Coml/Indl Loans  US: Recoveries                    24313
RIB1.4.B.A   RIAD4646 Coml/Indl Loans  non-US: Charge-Offs                 467
RIB1.4.B.B   RIAD4618 Coml/Indl Loans  non-US: recoveries                  103
RIB1.5.A.A   RIAD4656 Credit Cards: Charge-Offs                         237720
RIB1.5.A.B   RIAD4666 Credits Cards: Recoveries                          35785
RIB1.5.B.A   RIAD4657 Other Consumer Charge-Offs                         71840
RIB1.5.B.B   RIAD4667 Other Consumer: Recoveries                         18661
RIB1.6.A     RIAD4643 Loans to For Govts: Charge-Offs                        0
RIB1.6.B     RIAD4627 Loans to For Govts: Recoveries                         0
RIB1.7.A     RIAD4644 Other Loans: Charge-Offs                           55409
RIB1.7.B     RIAD4628 Other Loans: Recoveries                             1652
RIB1.8.A.A   RIAD4658 Leases  US: Charge-Offs                            18477
RIB1.8.A.B   RIAD4668 Leases  US: Recovereies                             5237
RIB1.8.B.A   RIAD4659 Leases  non-US: Chatge-Offs                            0
RIB1.8.B.B   RIAD4669 Leases  non-US: Recoveries                             0
RIB1.9.A     RIAD4635 Total Charge-offs (year-to-date)                  701583
RIB1.9.B     RIAD4605 Total Recoveries (year-to-date)                   108356
RIB1.M.4.A   RIAD5409 Memo: Charge-offs: Loans to fin comm.                378
RIB1.M.4.B   RIAD5410 Memo: Recoveries: Loans to fin commcl                641
RIB1.M.5AA   RIAD3582 Memo: Charge-offs: Loans sec construc               8287
RIB1.M.5AB   RIAD3583 Memo: Recoveries: Loans sec construct               2047
RIB1.M.5BA   RIAD3584 Memo: Charge-offs: Loans sec farmland               2797
RIB1.M.5BB   RIAD3585 Memo: Recoveries: Loans sec farmland                  59
RIB1.M.5DA   RIAD3588 Memo: Charge-offs: Loans sec multifam                  2
RIB1.M.5DB   RIAD3589 Memo: Recoveries: Loans sec multifaml                364
RIB1.M.5EA   RIAD3590 Memo: Charge-offs: Loans sec nonfarm                2740
RIB1.M.5EB   RIAD3591 Memo: Recoveries: Loans sec nonfarm                 6013
RIB1.M5C1A   RIAD5411 Memo: Charge-offs: Revolv loans 1-4 r              10884
RIB1.M5C1B   RIAD5412 Memo: Recoveries: Revolv loans 1-4 rs               2368
RIB1.M5C2A   RIAD5413 Memo: Charge-offs: Other loans 1-4 rs              85958
RIB1.M5C2B   RIAD5414 Memo: Recoveries: Other loans 1-4 res              10531
RIB2.01      RIAD3124 Allowance for Loan/Lease: Dec 31                  911612
RIB2.02      RIAD2419 Recoveries  (Loan/Lease)                          108356
RIB2.03      RIAD2432 LESS:  Charge-Offs (Loan/Lease)                   701583
RIB2.04      RIAD4230 Provision (Loan/Lease)                            593185
RIB2.05      RIAD4815 Adjustments (Loan/Lease)                           67844
RIB2.06      RIADA512 Allow. Loan/Lease Loss Balance                    979414
RID1.1.A     RIAD4837 Interest Income Booked                               N/A
RID1.1.B     RIAD4838 Interest Expense Booked                              N/A
RID1.1.C     RIAD4839 Total                                                N/A
RID1.2.A     RIAD4840 Net Int'l Int Income Sold American                   N/A
RID1.2.B     RIAD4841 Net Domestic Int Income Booked Foreig                N/A
RID1.2.C     RIAD4842 Total                                                N/A
RID1.3.A     RIAD4097 Noninterest Intl INcome                              N/A
RID1.3.B     RIAD4235 Provision for Intl Loan/Lease Losses                 N/A
RID1.3.C     RIAD4239 Other Intl Nonint Expense                            N/A
RID1.3.D     RIAD4843 Total                                                N/A
RID1.4       RIAD4844 Total                                                N/A
RID1.5       RIAD4845 Adjustment to Pretax Income Etc                      N/A
RID1.6       RIAD4846 Total                                                N/A
RID1.7       RIAD4797 Intl Income Taxes                                    N/A
RID1.8       RIAD4341 Total                                                N/A
RID1.M.1     RIAD4847 Intracompany Int Income                              N/A
RID1.M.2     RIAD4848 Intracompany Int Expense                             N/A
RID2.1       RIAD4849 Interest Income at IBFs                              N/A
RID2.2       RIAD4850 Interest Expense at IBFs                             N/A
RID2.3.A     RIAD5491 Noninterest Intl Income (Gain/Losses)                N/A
RID2.3.B     RIAD5492 Noninterest Intl Income (Fees & Othr)                N/A
RID2.4       RIAD4852 Provision Loan/Lease Losses Intl Sold                N/A
RID2.5       RIAD4853 Other Noninterest Exp INtl Sold Ameri                N/A
RIE01.A      RIAD5415 Other non-interest income (RI-5.f.2)                 N/A
RIE01.B      RIAD5416 Other non-interest income (RI-5.f.2)               52276
RIE01.C      RIAD5417 Other non-interest income (RI-5.f.2)               46213
RIE01.D      RIAD4461 Other non-interest income (RI-5.f.2)               36382
RIE01.E      RIAD4462 Other non-interest income (RI-5.f.2)               45308
RIE01.F      RIAD4463 Other non-interest income (RI-5.f.2)                 N/A
RIE02.A      RIAD4531 Other non-interest expense (RI-7.c)               276221
RIE02.B      RIAD5418 Other non-interest expense (RI-7.c)                  N/A
RIE02.C      RIAD5419 Other non-interest expense (RI-7.c)                  N/A
RIE02.D      RIAD5420 Other non-interest expense (RI-7.c)                  N/A
RIE02.E      RIAD4464 Other non-interest expense (RI-7.c)               159570
RIE02.F      RIAD4467 Other non-interest expense (RI-7.c)                  N/A
RIE02.G      RIAD4468 Other non-interest expense (RI-7.c)                  N/A
RIE03.A.1    RIAD6373 Effect of adopting FAS 133                             0
RIE03.A.2    RIAD4486 Applicable tax effect (RI-11.b)                        0
RIE03.B.1    RIAD4487 Extraordinary items and Adj (RI-11.a)                  0
RIE03.B.2    RIAD4488 Applicable tax effect (RI-11.b)                        0
RIE03.C.1    RIAD4489 Extraordinary items and Adj (RI-11.a)                  0
RIE03.C.2    RIAD4491 Applicable tax effect (RI-11.b)                        0
RIE04.A      RIAD4492 Equity cap adjustments (RIA-2)                       N/A
RIE04.B      RIAD4493 Equity cap adjustments (RIA-2)                       N/A
RIE05.A      RIAD4494 Acct changes effects (RIA-9)                         N/A
RIE05.B      RIAD4495 Acctg changes effects (RIA-9)                        N/A
RIE06.A      RIAD4496 Corrections (RIA-10)                                 N/A
RIE06.B      RIAD4497 Corrections (RIA-10)                                 N/A
RIE07.A      RIAD4498 Transactions w/parent (RIA-12)                   2047001
RIE07.B      RIAD4499 Transactions w/parent (RIA-12)                         0
RIE08.A      RIAD4521 Adjs. to allow for l & l loss (RIB.2.              31825
RIE08.B      RIAD4522 Adjs. to allow for l & l loss (RIB.2.              36019
RIE09        RIAD4769 RI-E  Other Explanations (Y/N)                         0